UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023 (November 30, 2023)

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Lynnhaven Parkway, Suite 400
Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

COMMON STOCK PURCHASE AGREEMENT

On November 30, 2023, Inspire Veterinary Partners, Inc. (“Inspire” or the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with Tumim Stone Capital LLC (the “Investor”), pursuant to which the Investor has committed to purchase, subject to certain conditions and limitations, up to $30 million (the “Total Commitment”) of shares of Inspire’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”).

Under the terms and subject to the conditions of the Purchase Agreement, Inspire has the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, shares of Class A Common Stock in an amount up to the Total Commitment. Such sales of Class A Common Stock by Inspire, if any, will be subject to certain limitations, and may occur from time-to-time in Inspire’s sole discretion, over the period commencing once certain customary conditions are satisfied, including the filing and effectiveness of a resale registration statement with the U.S. Securities and Exchange Commission (the “Commission”) with respect to the shares to be sold to the Investor under the Purchase Agreement and ending on the first day of the month following the 24-month anniversary of the date on which the resale registration statement is declared effective by the Commission. The Investor has no right to require Inspire to sell any shares of Class A Common Stock to the Investor, but the Investor is obligated to purchase shares of Class A Common Stock pursuant to a valid purchase notice delivered by Inspire, subject to certain conditions and limitations.

Purchase Price

The shares of Class A Common Stock to be issued by Inspire and purchased by the Investor will be sold at a purchase price equal to 95% of the lowest daily volume-weighted average price of the Class A Common Stock on the Nasdaq Capital Market (or any eligible substitute exchange) during the three consecutive trading days immediately following the trading date on which a valid purchase notice is delivered to the Investor by Inspire. Such purchase price will be adjusted for reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction by Inspire with respect to its Class A Common Stock.

Actual sales of shares of Class A Common Stock to the Investor will depend on a variety of factors to be determined by Inspire from time-to-time, including, among other things, market conditions, the trading price of Inspire’s Class A Common Stock, and the working capital needs, if any, of the Company.

The net proceeds from sales, if any, under the Purchase Agreement to Inspire will depend on the frequency and prices at which Inspire sells shares of Class A Common Stock to the Investor. Inspire expects that any proceeds received by Inspire from such sales to the Investor will be used for working capital and general corporate purposes.

Purchase Limits

Pursuant to the Purchase Agreement, Inspire may not require the Investor to purchase, and the Investor will have no obligation to purchase, shares of Class A Common Stock in excess of a number equal to the lowest of (i) 100% of the average daily trading volume of the Class A Common Stock on the Nasdaq Capital Market (or any other eligible national stock exchange, as applicable) for the five consecutive trading days immediately prior to the trading date on which a valid purchase notice is delivered to the Investor, (ii) a 30% discount to the daily trading volume in the Class A Common Stock on the Nasdaq Capital Market (or any other eligible national stock exchange, as applicable), and (iii) $2 million divided by the volume-weighted average price for the Class A Common Stock on the trading day immediately prior to the trading date on which a valid purchase notice is delivered to the Investor.

Consistent with certain applicable Nasdaq rules, Inspire may not issue to the Investor more than 1,214,293 shares of its Class A Common Stock (the “Exchange Cap”) under the Purchase Agreement, which number of shares is equal to 19.99% of the shares of the Company’s Class A Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement, unless Inspire obtains stockholder approval to issue shares of its Class A Common Stock in excess of such limit in accordance with applicable rules of Nasdaq or any other applicable national stock exchange.

The Exchange Cap will not apply to the extent that and for so long as the average price of all shares of Class A Common Stock purchased pursuant to the Purchase Agreement is equal to or greater than $0.4954, which was the official closing price of the Class A Common Stock on Nasdaq on the date of signing the Purchase Agreement.

Moreover, Inspire may not issue or sell any shares of Class A Common Stock to the Investor which, when aggregated with all other shares of Class A Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in the Investor beneficially owning more than 4.99% of the issued and outstanding shares of Class A Common Stock, unless such limit is increased or waived by the Investor.

Fees

As consideration for the Investor’s irrevocable commitment to purchase shares of Class A Common Stock, upon execution of the Purchase Agreement, Inspire became obligated to issue to the Investor a number of shares of Class A Common Stock equal to $600,000 divided by the average daily volume-weighted average price for the Class A Common Stock on the Nasdaq Capital Market during the five consecutive trading days ending on the trading date immediately prior to Inspire’s filing of an initial registration statement pursuant to the Registration Rights Agreement described below. In certain circumstances, Inspire may become obligated to pay to the Investor a cash fee equal to $600,000 in lieu of issuing such shares of Class A Common Stock, under the terms and subject to the conditions described more fully in the Purchase Agreement.

Certain Representations, Warranties and Covenants

The Purchase Agreement contains customary representations, warranties, conditions, and indemnification obligations of each of Inspire and the Investor. Pursuant to the Purchase Agreement, the Investor has agreed not to enter into or effect, in any manner whatsoever, directly or indirectly, any short sales of the Company’s Class A Common Stock or hedging transaction which establishes a net short position with respect to the Class A Common Stock. In addition, Inspire has covenanted, among other things, through the 24-month anniversary of the signing of the Purchase Agreement, to not effect or enter into any agreement to issue any shares of Class A Common Stock or securities convertible into or exercisable or exchangeable into shares of Class A Common Stock except in limited circumstances.

Inspire has the right to terminate the Purchase Agreement at any time following the satisfaction of certain conditions precedent relating to the initial sale of shares to the Investor, subject to the Company paying all documented fees and amounts to the Investor’s legal counsel and, if the agreement is terminated prior to effectiveness of the resale registration statement, the Company paying the $600,000 cash commitment fee to the Investor or, if the agreement is terminated after such effectiveness, the Company issuing all commitment shares of Class A Common Stock to the Investor.

The Purchase Agreement will automatically terminate on (i) the 24-month anniversary of the effective date of the initial resale registration statement filed with the Commission, (ii) the date when the Investor purchases the Total Commitment, (iii) the date when the shares of Class A Common Stock are no longer listed on the Nasdaq Capital Market or another eligible national stock exchange, or (iv) when Inspire is subject to a voluntary or involuntary bankruptcy or insolvency proceeding.

In addition, the Investor may terminate the Purchase Agreement upon (i) the occurrence of an event constituting a material adverse effect (as defined in the Purchase Agreement), (ii) the occurrence of a change of control transaction of the Company, (iii) the failure by Inspire to file a registration statement by the applicable deadline set forth in the Registration Rights Agreement, (iv) the lapse of the effectiveness, or unavailability of, a registration statement filed by Inspire pursuant to the Registration Rights Agreement in certain other circumstances set forth in the Purchase Agreement, (v) the suspension of trading of the Class A Common Stock for a period of three (3) consecutive trading days, or (vi) the material breach of the Purchase Agreement by Inspire, which breach is not cured within the 10 trading days after receipt of notice of such breach.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of common stock in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

REGISTRATION RIGHTS AGREEMENT

Also on November 30, 2023, Inspire entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor, pursuant to which Inspire has agreed to prepare an initial resale registration statement on Form S-1 and, in some circumstances subject to certain conditions, additional resale registration statements, covering the resale by the Investor of all shares of Class A Common Stock purchased or received by the Investor pursuant to the Purchase Agreement. Such resale registration statements shall identify the Investor as the “Selling Stockholder” and are required to permit the resale of such shares of Class A Common Stock of the Company held by the Investor pursuant to Rule 415 under the Securities Act of 1933, as amended, at then prevailing market prices (and not fixed prices). The resale registration statements may not permit the resale of any other securities of the Company without prior consultation with the Investor and its counsel.

Pursuant to the Registration Rights Agreement, Inspire must file such registration statements with the Commission as soon as is practicable, but in no event later than the 30th calendar day following the date of signing of the Registration Rights Agreement (with respect to the initial registration statement) or the 30th calendar day following the sale of substantially all of the registrable shares of Class A Common Stock of the Company included in the initial registration statement or the most recent prior other registration statement (with respect to any additional registration statement). Further, the Company is required to use its commercially reasonable efforts to have each registration statement declared effective by the Commission as soon as reasonably practicable, but in no event later than the 180th calendar day following the date of signing of the Registration Rights Agreement (with respect to the initial registration statement) or the 180th calendar day following the date on which the Company was required to file any such additional registration statement, in each case if such registration statement is subject to comment by the Commission, or the 75th calendar day after the date of signing the Registration Rights Agreement (with respect to the initial registration statement) or the 75th calendar day after the date on which the Company was required to any additional registration statement, in each case if such registration statement is not subject to comment by the Commission.

The Registration Rights Agreement contains customary covenants and indemnification obligations of each of Inspire and the Investor.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1, and which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The sale of restricted shares of Class A Common Stock to the Investor are being issued and sold by Inspire to the Investor in privately negotiated transactions exempt from registration pursuant to Rule 506(b) of Regulation D under the Securities Act of 1933, as amended. The proceeds of the sale of the shares of Class A Common Stock to the Investor are expected to be used for general working capital purposes.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s current expectations. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the satisfaction of customary closing conditions related to the sale and issuance of shares of Class A Common Stock to Tumim Stone Capital LLC. These and other risks and uncertainties are described more fully in the section captioned "Risk Factors" in the Company’s Registration Statement on Form S-1 related to the Company’s initial public offering (SEC File No. 0001575872-23-001347). Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item. 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
4.1	Registration Rights Agreement, dated November 30, 2023, between Inspire Veterinary Partners, Inc. and Tumim Stone Capital LLC
10.1	Common Stock Purchase Agreement, dated November 30, 2023, between Inspire Veterinary Partners, Inc. and Tumim Stone Capital LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2023	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer